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THE NEW ECONOMY FUND

[cover: person, sitting on rocks, looking out onto harbor]

Semi-annual report for the six months ended May 31, 2002


THE NEW ECONOMY FUND(R)

The New Economy Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The New Economy Fund seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2002 (the most recent calendar quarter):

                                                  1 YEAR        5 YEARS        10 YEARS

CLASS A SHARES
Reflecting 5.75% maximum sales charge
Average annual compound return                    -             +3.17%         +9.95%
Total return                                      -30.57%       +16.87%        +158.11%

Results for other share classes can be found on page 23. For the most current investment results, please refer to americanfunds.com. Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Of course, investments outside the United States involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.



FELLOW SHAREHOLDERS:

Continuing weakness in economic activity, as well as growing skepticism about the integrity of corporate accounting and reported earnings, strongly affected the stock market during the six-month period that ended May 31, 2002. In this environment, The New Economy Fund recorded a return of -5.5%.

This result is best measured against three unmanaged benchmarks, each of which represents a different portion of your fund's investment portfolio. The Lipper Multi-Cap Growth Fund Index, which measures 30 growth funds representing a variety of market capitalizations, declined 10.5%. The MSCI EAFE(r) (Europe, Australasia, Far East) Index, which measures all major markets outside North America, posted a 3.3% gain. The Russell 2500 Index, which measures small- and medium-capitalization U.S. stocks and is heavily weighted with nontechnology companies, rose 6.1%.

The widely reported Standard & Poor's 500 Composite Index, which tracks relatively large companies listed primarily on U.S. exchanges, declined 5.7% for the six months.

TECHNOLOGY AND TELECOMMUNICATIONS STOCKS CONTINUE TO STRUGGLE

When the period began on December 1, 2001, stock markets were rebounding from the bottom reached after the September 11 terrorist attacks. Investors rushed back into some of the winners of the past cycle, causing a brief rise in technology stocks. By January, however, concerns that revenues were getting a short-term boost from inventory restocking, and thus were not sustainable, caused technology stocks to reverse course. Although we sold some of our technology holdings between January and March of this year, this continued weakness hurt the fund's results for the period.

[Begin Sidebar]
RESULTS AT A GLANCE
for periods ended May 31, 2002 (with all distributions reinvested)

TOTAL RETURN
6 months        -5.50%
12 months       -19.11

AVERAGE ANNUAL COMPOUND RETURN
5 years                             +7.41
10 years                            +11.61
Lifetime (since December 1, 1983)   +12.97
[End Sidebar]

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
Geographical distribution of net assets
as of May 31, 2002
Country Percent of net assets

UNITED STATES           72.9%
NON-U.S.
Europe
 Netherlands     2.1
 Switzerland     1.4
 Sweden          1.0
 Finland          .8
 Greece           .7
 United Kingdom   .7
 Other            .9
Asia/Pacific
 Japan           2.5
 Taiwan          2.4
 Australia       1.1
 Hong Kong        .6
 Other            .7
Latin America & Canada
 Mexico          2.0
 Canada          1.7
Polynational        .8

TOTAL NON-U.S.          19.4%

CASH & EQUIVALENTS       7.7%

TOTAL                  100.0%
[End Sidebar]

Telecommunications holdings, faced with overcapacity and lackluster demand, also were a drag on the fund's return. Nextel Communications and Western Wireless declined by 54.6% and 86.6%, respectively, for the six months.

Through careful research, we are focusing only on those technology and telecom companies with quality revenues and earnings. We are interested in market leaders that have a sustainable business, a technological advantage and a sound customer base. One such holding is Taiwan Semiconductor Manufacturing, which was up 18.6% for the period. We believe the company is well-managed and will continue to benefit from the trend among some semiconductor companies to outsource their chip manufacturing.

A MIXED PICTURE IN MEDIA

Media holdings, which make up 16.6% of your fund's portfolio, had mixed results for the period. The months following the terrorist attacks marked the worst advertising environment since World War II.

The biggest disappointment for the period was AOL Time Warner, which declined by 46.4% as its AOL unit struggled with the collapse of online advertising and slowing subscriber growth. Yet, we remain confident in the prospects of this company, and we will stay focused on the fund's objective of participating in the long-term growth of the information and services industries.

The good news is that, after two difficult years, advertising has begun to increase in recent months. Clear Channel Communications, which focuses on radio, outdoor advertising and live entertainment, was up 13.9% for the period, while media giant Viacom rose 12.2%. Both are among the fund's 10 largest holdings.

Meanwhile, the rise in Internet usage has helped USA Interactive, the premier company in Internet transaction and subscription services, to enjoy a 26.6% gain for the period. Unlike other Internet-focused companies, USA Interactive has more than $3 billion in cash and investments, and no debt. It also has a controlling interest in companies that include Expedia, Hotels.com and Ticketmaster.

OTHER BRIGHT SPOTS

During a period characterized by earnings disappointments and investor skepticism, it's not surprising that companies with predictable earnings have done well.

One relatively safe haven has been service companies, due in large part to their steady earnings streams. Ceridian, which provides payroll services and transportation-services management to government and industry, was up 24.9% for the period. Interpublic Group of Companies, a parent company involved in advertising and specialized marketing and communications, was up 13.3%.

Retail companies, which tend to do well in the early stages of economic recovery, also posted gains. Holdings such as Kohl's, the specialty department store chain, increased by 10.5%; Office Depot, the chain of office-supply stores, rose by 13.2%; and Walgreen, the drugstore chain, was up 15.9%. We believe these companies will continue to benefit as the economy improves.

[Begin Sidebar]
LARGEST EQUITY HOLDINGS
 Percent of net assets

Viacom                               5.42%
Berkshire Hathaway                   3.42
Clear Channel Communications         3.39
American International Group         2.83
Taiwan Semiconductor Manufacturing   2.37
AOL Time Warner                      2.25
USA Interactive                      2.21
Wells Fargo                          2.19
Carnival                             2.10
Kohl's                               1.82
[End Sidebar]

SEARCHING FOR VALUE

In this period of continued turmoil and greater scrutiny of company financials, it is increasingly important to focus on fundamental, in-depth research. We believe that the information and services industries continue to have strong growth potential, and we are investing in companies we think will reap the biggest benefits from an economic recovery. As part of that effort, we have also begun to invest more heavily in markets outside the United States, particularly in Japan. We believe the U.S. dollar may have hit its peak, which would help U.S. investors who invest in international markets.

FOCUSING ON THE LONG TERM

Although stock market downturns are never easy to endure, we suggest that investors maintain their long-term focus, as we continue to do. That focus, backed by thorough research and attention to risk, has produced strong results over many years. Shareholders who have remained invested in the fund since its inception in 1983 have earned an average annual total return of 13.0%. That surpasses all three of its benchmarks: The Lipper Multi-Cap Growth Fund Index posted an 11.3% annualized return for the same period, while the MSCI EAFE(r) Index averaged 11.5%, and the Russell 2500 Index, 12.1%.

We appreciate your continued patience and look forward to reporting to you again in six months.

Cordially,

/s/ Gordon Crawford
Gordon Crawford
Chairman of the Board

/s/ Timothy D. Armour
Timothy D. Armour
President
July 15, 2002




The New Economy Fund
Investment portfolio at May 31, 2002                                                                              unaudited

INDUSTRY DIVERSIFICATION (PERCENT OF NET ASSETS)
[pie chart]
Media 16.57%
Insurance 11.60%
Semiconductor equipment & products 9.00%
Commercial services & supplies 7.43%
Diversified financials 5.50%
All other industries 42.16%
Cash & equivalents 7.74%
[end chart]
                                                                                                Shares               Market
                                                                                          or principal                value
Equity securities (common and preferred stocks                                                  amount                (000)
 and convertible debentures)

MEDIA  -  16.57%
Viacom Inc., Class B, nonvoting  (1)                                                         8,333,400            $  408,003
Clear Channel Communications, Inc.  (1)                                                      4,801,800               255,600
AOL Time Warner Inc.  (1)                                                                    9,062,500               169,469
News Corp. Ltd. (Australia)                                                                  3,717,236                26,500
News Corp. Ltd., preferred (ADR)                                                               825,000                20,584
News Corp. Ltd., preferred                                                                   2,937,253                17,782
News Corp. Ltd. (ADR)                                                                          500,000                14,590
Interpublic Group of Companies, Inc.                                                         2,342,400                77,299
Comcast Corp., Class A, nonvoting (1)                                                        2,272,900                64,005
Fox Entertainment Group, Inc., Class A  (1)                                                  2,000,000                50,080
Liberty Media Corp., Class A  (1)                                                            4,050,000                48,803
Nippon Television Network Corp. (Japan)                                                        100,610                25,080
Mediaset SpA (Italy) (2)                                                                     2,500,000                19,904
Grupo Televisa, SA, ordinary participation                                                     345,000                14,473
 certificates (ADR) (Mexico) (1)
TMP Worldwide Inc.  (1)                                                                        500,000                13,505
UnitedGlobalCom, Inc., Class A  (1)                                                          2,450,000                11,343
ProSiebenSAT.1 Media AG, nonvoting preferred (Germany)                                         720,000                 5,960
SET Satellite (Singapore) Pte. Ltd. (India) (1) (2) (3)                                        775,461                 2,172
SET India Ltd. (India)  (1) (2) (3)                                                             31,400                 1,024
KirchMedia GmbH & Co. KGaA, nonvoting (Germany) (2) (3)                                      1,775,000                   724
AVEX Inc. (Japan)                                                                               15,500                   373
United Pan-Europe Communications NV, Class A                                                 2,029,600                   245
 (Netherlands) (1)
Adelphia Communications Corp., Class A  (1)                                                    100,000                    70
KirchPayTV GmbH & Co. KGaA, nonvoting                                                        1,798,409                     0
 (Germany)  (1) (2) (3)


INSURANCE  -  11.60%
Berkshire Hathaway Inc., Class A  (1)                                                            3,450               257,370
American International Group, Inc.                                                           3,183,985               213,231
XL Capital Ltd., Class A                                                                       850,000                75,242
Manulife Financial Corp. (Canada)                                                            2,500,000                74,425
Mercury General Corp.                                                                        1,400,000                67,550
Willis Group Holdings Ltd. (polynational) (1)                                                1,750,000                56,928
21st Century Insurance Group                                                                 1,891,000                39,541
Allmerica Financial Corp.                                                                      800,000                38,840
Allstate Corp.                                                                                 500,000                19,240
Allianz AG (Germany)                                                                            50,000                11,068
MGIC Investment Corp.                                                                          150,000                10,917
Munchener Ruckversicherungs-Gesellschaft AG (Germany)                                           41,000                 9,316


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  9.00%
Taiwan Semiconductor Manufacturing Co. Ltd.                                                 70,799,203               178,301
 (Taiwan) (1)
Applied Materials, Inc.  (1)                                                                 5,000,000               110,900
Texas Instruments Inc.                                                                       3,590,000               102,925
KLA-Tencor Corp.  (1)                                                                        1,110,000                57,864
Maxim Integrated Products, Inc.  (1)                                                         1,100,000                50,600
Altera Corp.  (1)                                                                            1,778,000                32,057
Novellus Systems, Inc.  (1)                                                                    680,000                28,887
PMC-Sierra, Inc.  (1)                                                                        1,550,000                22,041
Rohm Co., Ltd. (Japan)                                                                         107,000                15,728
Micrel, Inc.  (1)                                                                              750,000                15,705
Applied Micro Circuits Corp.  (1)                                                            2,000,000                12,300
Teradyne, Inc. (1)                                                                             450,000                12,186
Velio Communications, Inc., Series D,                                                        1,258,242                 8,015
 convertible preferred  (1) (2) (3)
Velio Communications, Inc., Series E,                                                          219,780                 1,400
 convertible preferred  (1) (2) (3)
Xilinx, Inc.  (1)                                                                              235,000                 8,286
Agere Systems Inc., Class A  (1)                                                             2,200,000                 6,864
Dialog Semiconductor PLC (Germany) (1)                                                       2,200,000                 6,753
Tokyo Electron Ltd. (Japan)                                                                    100,000                 6,739


COMMERCIAL SERVICES & SUPPLIES  -  7.43%
Concord EFS, Inc.  (1)                                                                       3,600,000               112,572
Ceridian Corp.  (1)                                                                          3,462,500                79,153
Allied Waste Industries, Inc.  (1)                                                           5,900,000                66,080
Paychex, Inc.                                                                                1,425,000                49,376
Robert Half International Inc.  (1)                                                          1,911,600                47,178
ServiceMaster Co.                                                                            2,421,300                36,077
Adecco SA (Switzerland)                                                                        480,000                31,391
Securitas AB, Class B (Sweden)                                                               1,302,000                24,679
Arbitron Inc.  (1)                                                                             670,520                24,508
Sabre Holdings Corp., Class A  (1)                                                             600,000                23,640
DeVry Inc.  (1)                                                                                750,000                20,235
Michael Page International PLC (United Kingdom)                                              4,800,000                13,312
Hays PLC (United Kingdom)                                                                    5,281,091                12,758
Apollo Group, Inc., Class A  (1)                                                               300,700                10,368
Weight Watchers International, Inc.  (1)                                                       200,000                 8,298


DIVERSIFIED FINANCIALS  -  5.50%
ING Groep NV (Netherlands)                                                                   4,442,780               116,983
Freddie Mac                                                                                  1,700,000               111,435
Capital One Financial Corp.                                                                  1,050,000                65,562
Providian Financial Corp. (1)                                                                7,000,000                57,050
J.P. Morgan Chase & Co.                                                                      1,500,000                53,925
American Capital Strategies, Ltd.                                                              300,000                 8,985


MULTILINE RETAIL  -  4.62%
Kohl's Corp.  (1)                                                                            1,830,000               137,250
Dollar General Corp.                                                                         7,475,000               128,495
Big Lots, Inc.  (1)                                                                          2,993,750                53,588
Wal-Mart de Mexico, SA de CV, Series V (Mexico)                                              9,800,000                28,355
Wal-Mart de Mexico, SA de CV, Series C                                                         130,666                   326


WIRELESS TELECOMMUNICATION SERVICES  -  3.62%
America Movil SA de CV, Series L (ADR) (Mexico)                                              3,303,920                57,786
COSMOTE Mobile Telecommunications SA (Greece)                                                5,700,000                54,182
AT&T Wireless Services, Inc. (1)                                                             5,500,000                44,605
Sprint Corp. 7.125% convertible preferred 2004, units                                       $1,900,000                25,935
Nextel Communications, Inc., Class A  (1)                                                    3,655,000                17,763
Nextel Communications, Inc. 5.25% convertible                                               $4,000,000                 2,120
 senior notes 2010
China Unicom Ltd. (China) (1)                                                               21,204,900                19,711
NTT DoCoMo, Inc. (Japan)                                                                         6,515                17,602
China Mobile (Hong Kong) Ltd. (China) (1)                                                    4,101,200                12,962
Western Wireless Corp., Class A  (1)                                                         3,570,800                11,748
Crown Castle International Corp.  (1)                                                        1,423,000                 6,404
Tele Celular Sul Participacoes SA, preferred                                                   165,300                 2,008
 nominative (ADR) (Brazil)


SPECIALTY RETAIL  -  3.28%
Lowe's Companies, Inc.                                                                       1,900,000                89,604
Gap, Inc.                                                                                    5,030,000                73,287
United Rentals, Inc.  (1)                                                                    2,050,000                47,847
Office Depot, Inc.  (1)                                                                      2,000,000                36,560


INTERNET & CATALOG RETAIL  -  3.21%
USA Interactive (formerly USA Networks, Inc.) (1)                                            5,850,000               166,725
Ticketmaster, Class B  (1)                                                                   1,970,000                42,138
eBay Inc.  (1)                                                                                 590,000                32,574


COMMUNICATIONS EQUIPMENT  -  2.94%
Cisco Systems, Inc.  (1)                                                                     4,329,200                68,315
Nokia Corp., Class A (ADR) (Finland)                                                         3,830,000                53,160
Nokia Corp., Class A                                                                           420,000                 5,977
Motorola, Inc.                                                                               2,200,000                35,178
Lucent Technologies Inc. 8.00% convertible                                                      19,990                17,916
 preferred 2031
Lucent Technologies Inc. 8.00% convertible                                                      17,010                15,245
 preferred 2031  (2)
Telefonaktiebolaget LM Ericsson, Class B (Sweden) (1)                                        6,400,000                14,295
Telefonaktiebolaget LM Ericsson, Class B (ADR)  (1)                                          3,000,000                 6,660
Juniper Networks, Inc.  (1)                                                                    501,500                 4,649


SOFTWARE  -  2.75%
Microsoft Corp.  (1)                                                                         1,340,000                68,220
Intuit Inc.  (1)                                                                             1,240,000                54,225
Oracle Corp.  (1)                                                                            5,320,000                42,134
Novell, Inc.  (1)                                                                           10,000,000                34,300
MMC AS (Norway)  (1) (2) (3)                                                                 2,500,000                 4,049
i2 Technologies, Inc.  (1)                                                                     925,000                 3,654
Stonesoft Oyj (Finland) (1)                                                                    900,000                   820


BANKS  -  2.56%
Wells Fargo & Co.                                                                            3,150,000               165,060
Bank of the Philippine Islands (Philippines)                                                13,860,000                15,492
Lloyds TSB Group PLC (United Kingdom)                                                        1,150,000                12,422


ENERGY EQUIPMENT & SERVICES  -  2.34%
Precision Drilling Corp. (Canada) (1)                                                        1,400,000                52,710
Schlumberger Ltd.                                                                              925,000                47,767
Helmerich & Payne, Inc.                                                                      1,000,000                38,200
BJ Services Co.  (1)                                                                         1,000,000                37,520


HOTELS, RESTAURANTS & LEISURE  -  2.31%
Carnival Corp.                                                                               5,200,000               158,080
Bally Total Fitness Holding Corp.  (1)                                                         765,000                15,797


DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.09%
Swisscom AG (Switzerland)                                                                      255,511                72,841
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                        1,515,000                52,722
AT&T Corp.                                                                                   2,275,000                27,232
Telewest Communications PLC (United Kingdom) (1)                                            39,000,000                 2,846
Telecom Argentina STET-France Telecom SA,                                                      863,800                   907
 Class B (ADR) (Argentina) (1)
NTL Inc.  (1)                                                                                6,000,000                   450


INTERNET SOFTWARE & SERVICES  -  1.72%
Yahoo! Inc.  (1)                                                                             4,900,000                78,498
DoubleClick Inc.  (1)                                                                        1,850,000                15,244
VeriSign, Inc.  (1)                                                                          1,200,000                11,616
MatrixOne, Inc.  (1)                                                                         1,850,500                11,103
Homestore.com, Inc.  (1)                                                                     2,200,000                 4,554
CNET Networks, Inc.  (1)                                                                     1,000,000                 3,100
ProAct Technologies Corp., Series C,                                                         3,500,000                 2,314
 convertible preferred  (1) (2) (3)
Ubizen (Belgium) (1)                                                                           520,000                 1,669
VIA NET.WORKS, Inc.  (1)                                                                     1,574,400                   992
Loudcloud, Inc. (1) (2)                                                                        227,100                   345


IT CONSULTING & SERVICES  -  1.63%
Titan Corp.  (1)                                                                             2,750,000                59,125
Electronic Data Systems Corp.                                                                  620,000                32,749
Nomura Research Institute, Ltd. (Japan)                                                        214,800                30,952


HEALTH CARE PROVIDERS & SERVICES  -  1.09%
Service Corp. International  (1)                                                             9,707,300                40,188
Laboratory Corporation of America Holdings  (1)                                                500,000                24,525
Cardinal Health, Inc.                                                                          260,000                17,280


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.06%
Sanmina-SCI Corp. (formed by the merger of                                                   3,210,000                36,915
 Sanmina Corp. and SCI Systems, Inc.) (1)
Jabil Circuit, Inc.  (1)                                                                       737,000                16,922
Micronic Laser Systems AB (Sweden) (1)                                                         777,500                12,029
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                                1,216,800                 5,555
Flextronics International Ltd. (Singapore) (1)                                                 348,500                 4,611
DDi Corp.  (1)                                                                               1,300,000                 3,575


FOOD & DRUG RETAILING  -  1.03%
Koninklijke Ahold NV (Netherlands)                                                           2,040,000                43,546
Walgreen Co.                                                                                   890,000                34,051


COMPUTERS & PERIPHERALS  -  0.83%
International Business Machines Corp.                                                          265,000                21,319
Hewlett-Packard Co. (formed by the merger of                                                 1,106,875                21,130
 Compaq Computer Corp. and Hewlett-Packard Co.)
Psion PLC (United Kingdom) (1)                                                              10,275,000                 8,624
Anoto Group AB (formerly C Technologies AB) (Sweden) (1)                                     3,425,020                 7,896
EMC Corp.  (1)                                                                                 500,000                 3,625
Novatel Wireless, Inc., Series C, warrants,                                                    119,904                    -
 expire 2004  (1) (2) (3)


AIRLINES  -  0.63%
Southwest Airlines Co.                                                                       2,806,050                47,787


DISTRIBUTORS  -  0.56%
Li & Fung Ltd. (Hong Kong)                                                                  28,346,000                41,794


AIR FREIGHT & LOGISTICS  -  0.42%
United Parcel Service, Inc., Class B                                                           525,000                31,700


HOUSEHOLD DURABLES  -  0.37%
Nintendo Co., Ltd. (Japan)                                                                     203,600                28,094


MULTI-UTILITIES & UNREGULATED POWER  -  0.31%
Williams Companies, Inc.                                                                     1,657,000                23,529


OTHER  -  0.03%
Manila Electric Co., Class A (GDR)                                                             860,000                 1,464
 (Philippines) (1) (2) (3)
Manila Electric Co., share purchase right,                                                   1,250,000                   511
 expire 2002 (1) (3)
Manila Electric Co., share purchase right,                                                     318,600                   130
 expire 2002 (1) (3)
Nanovation Technologies, Inc., Class A,                                                        267,000                     3
 convertible preferred (1) (2) (3)


Miscellaneous  -  2.43%
Other equity securities in initial period of acquisition                                                             182,923


Total equity securities (cost: $7,580,900,000)                                                                     6,922,777



                                                                                                   Principal         Market
                                                                                                      amount          value
Bonds and notes                                                                                        (000)          (000)

WIRELESS TELECOMMUNICATION SERVICES  -  0.33%
Nextel Communications, Inc.: (4)
0%/9.95% 2008                                                                               $   36,290            $   21,774
0%/10.65% 2007                                                                                   5,050                 3,434



Total bonds and notes (cost: $27,976,000)                                                                             25,208



                                                                                                   Principal         Market
                                                                                                      amount          value
Short-term securities                                                                                  (000)          (000)

Corporate short-term notes  -  4.50%
Triple-A One Funding Corp. 1.78%-1.89%                                                      $   60,648            $   60,606
 due 6/12-6/21/2002 (2)
SBC Communications Inc. 1.77%-1.94%                                                             52,500                52,421
 due 6/5-7/19/2002 (2)
Corporate Asset Funding Co. Inc. 1.77%                                                          45,200                45,162
 due 6/5-7/1/2002 (2)
Verizon Network Funding Corp. 1.76%-1.88%                                                       33,700                33,681
 due 6/10-6/11/2002
Harvard University 1.75% due 6/17/2002                                                          25,000                24,979
Procter & Gamble Co. 1.76% due 6/6/2002 (2)                                                     20,000                19,994
Wal-Mart Stores, Inc. 1.76% due 6/11/2002 (2)                                                   20,000                19,989
Motiva Enterprises LLC 1.75%-1.76% due 6/6-7/17/2002                                            19,700                19,670
Pfizer Inc 1.74%-1.76% due 6/19-7/2/2002 (2)                                                    19,000                18,979
American General Finance Corp. 1.79% due 7/8/2002                                               15,700                15,671
Abbott Laboratories 1.72% due 6/6/2002 (2)                                                      10,500                10,497
General Electric Capital Corp. 1.82% due 6/3/2002                                               10,000                 9,998
Coca-Cola Co. 1.75% due 7/9/2002                                                                 7,400                 7,386


Federal agency discount notes  -  2.93%
Fannie Mae 1.70%-1.87% due 6/5-7/31/2002                                                       140,200               140,047
Freddie Mac 1.70%-1.81% due 6/20-8/8/2002                                                       59,672                59,566
Federal Home Loan Bank 1.72%-1.74% due 6/5-7/19/2002                                            21,300                21,278


U.S. Treasuries  -  0.24%
U.S. Treasury Bills 1.714% due 6/6/2002                                                         17,700                17,695


Total short-term securities (cost: $577,617,000)                                                                     577,619


Total investment securities (cost: $8,186,493,000)                                                                 7,525,604
New Taiwanese Dollar (cost: $2,261,000)                                                      NT$75,075                 2,211

Excess of cash and receivables over payables                                                                           3,039

Net assets                                                                                                        $7,530,854

(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
 resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Valued under procedures adopted by authority of the Board of Trustees.
(4) Step bonds; coupon rates will increase at a later date.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

EQUITY SECURITIES APPEARING IN THE PORTFOLIO
SINCE NOVEMBER 30, 2001

Bally Total Fitness Holding
BJ Services
Cardinal Health
Helmerich & Payne
J.P. Morgan Chase
Laboratory Corporation of America Holdings
Lloyds TSB Group
Motorola
Nomura Research Institute
Novell
Oracle
Precision Drilling
ServiceMaster
Sprint
Telecom Argentina STET-France Telecom
United Rentals
Willis Group Holdings

EQUITY SECURITIES ELIMINATED FROMT HE PORTFOLIO
SINCE NOVEMBER 30, 2001

America Online Latin America
Baltimore Technologies
Bangkok Bank
Bank of America
BEA Systems
Benpres Holdings
Black Box
Broadcom
Corning
Datacraft Asia
Deutsche Lufthansa
DigitalThink
Dobson Communications
Documentum
Fairfax Financial Holdings
Fannie Mae
FedEx
First Pacific
Globo Cabo
HCC Insurance Holdings
HNC Software
InterTrust Technologies
JDS Uniphase
Linear Technology
McDonald's
Media Tek
MGM Mirage
Michaels Stores
Microchip Technology
Mikuni Coca-Cola Bottling
Nikon
NRG Energy
Nuevo Grupo Iusacell
ORIX
PartnerRe Holdings
Regus
Retek
TRL Group
Siebel Systems
SmartForce
Sumitomo Mitsui Banking
Travelocity.com
Trimble Navigation
VERITAS Software
Walt Disney
Williams Communications Group

The New Economy Fund
Financial statements                                                                                                    unaudited
(dollars and shares in thousands,
except per-share amounts)
Statement of assets and liabilities
at May 31, 2002
Assets:
 Investment securities at market
  (cost: $8,186,493)                                                                                                   $7,525,604
 Cash denominated in non-U.S. currencies
  (cost: $2,261)                                                                                                            2,211
 Cash                                                                                                                         107
 Receivables for:
  Sales of investments                                                                                  $15,701
  Sales of fund's shares                                                                                  4,496
  Dividends and interest                                                                                  5,097            25,294
                                                                                                                        7,553,216
Liabilities:
 Payables for:
  Purchases of investments                                                                                5,887
  Repurchases of fund's shares                                                                            8,019
  Investment advisory services                                                                            2,650
  Services provided by affiliates                                                                         5,338
  Deferred Trustees' compensation                                                                           385
  Other fees and expenses                                                                                    83            22,362
Net assets at May 31, 2002                                                                                             $7,530,854

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                                      $8,779,621
 Accumulated net investment loss                                                                                          (17,396)
 Accumulated net realized loss                                                                                           (570,451)
 Net unrealized depreciation                                                                                             (660,920)
Net assets at May 31, 2002                                                                                             $7,530,854

Shares of beneficial interest issued and outstanding
 - unlimited shares authorized
                                                                                                                        Net asset
                                                                                                                        value per
                                                                                  Net assets             Shares             share
                                                                                                    outstanding               (1)
Class A                                                                           $7,341,713            431,447             $17.02
Class B                                                                              117,633              7,041              16.71
Class C                                                                               24,829              1,490              16.66
Class F                                                                                9,992                588              16.99
Class 529-A                                                                            4,635                273              17.02
Class 529-B                                                                              671                 40              16.98
Class 529-C                                                                            1,110                 66              16.98
Class 529-E                                                                               92                  5              17.01
Class R-2                                                                                  2                - *              17.02
Class R-5                                                                             30,177              1,773              17.02
* Amount less than 1,000.
(1) Maximum offering price and redemption price per
share were equal to the net asset value per share
for all share classes, except for Class A and
Class 529-A, for which the maximum offering
prices per share were $18.06 for each.


See Notes to Financial Statements

Statement of operations
for the six months ended May 31, 2002                                                                                   unaudited

Investment income:    (dollars in thousands)
 Income:
  Dividends (net of non-U.S. withholding                                                                $22,151
   tax of $1,241)
  Interest                                                                                                9,161           $31,312

 Fees and expenses:
  Investment advisory services                                                                           16,161
  Distribution services                                                                                  10,304
  Transfer agent services                                                                                 6,853
  Administrative services                                                                                    35
  Reports to shareholders                                                                                   378
  Registration statement and prospectus                                                                     213
  Postage, stationery and supplies                                                                        1,011
  Trustees' compensation                                                                                     93
  Auditing and legal                                                                                         67
  Custodian                                                                                                 517
  State and local taxes                                                                                     158
  Other                                                                                                      24            35,814
 Net investment loss                                                                                                       (4,502)

Net realized loss and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized (loss) gain on:
  Investments                                                                                          (323,268)
  Non-U.S. currency transactions                                                                             86          (323,182)
 Net unrealized (depreciation) appreciation on:
  Investments                                                                                          (117,035)
  Non-U.S. currency translations                                                                             61          (116,974)
   Net realized loss and
    unrealized depreciation
    on investments and non-U.S. currency                                                                                 (440,156)
Net decrease in net assets resulting
 from operations                                                                                                         (444,658)



See Notes to Financial Statements





Statement of changes in net assets                                                                  (dollars in        thousands)

                                                                                                     Six months        Year ended
                                                                                                  ended May 31,      November 30,
                                                                                                          2002*               2001
Operations:
 Net investment (loss) income                                                                            (4,502)           $1,388
 Net realized loss on investments and
  non-U.S. currency transactions                                                                       (323,182)         (192,968)
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                                    (116,974)       (1,665,799)
  Net decrease in net assets
   resulting from operations                                                                           (444,658)       (1,857,379)

Distributions paid to shareholders from
 net realized gain on investments                                                                              -       (1,239,902)

Capital share transactions                                                                             (243,509)          813,344

Total decrease in net assets                                                                           (688,167)       (2,283,937)

Net assets:
 Beginning of period                                                                                  8,219,021        10,502,958
 End of period (including accumulated net
  investment loss and distributions in excess of
  net investment income: $(17,396) and $(12,894),
  respectively)                                                                                      $7,530,854        $8,219,021

*Unaudited

See Notes to Financial Statements

Notes to financial statements      unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

SHARE CLASS                     INITIAL        CONTINGENT DEFERRED SALES        CONVERSION FEATURE
                                SALES          CHARGE UPON REDEMPTION
                                CHARGE

Class A and Class 529-A         Up to          None                             None
                                5.75%

Class B and Class 529-B         None           Declines from 5% to zero         Class B and Class 529-B
                                               for redemptions within six       convert to Class A and
                                               years of purchase                Class 529-A,
                                                                                respectively, after
                                                                                eight years

Class C                         None           1% for redemptions within        Class C converts to
                                               one year of purchase             Class F after 10 years

Class 529-C                     None           1% for redemptions within one year of purchase   None

Class 529-E                     None           None                             None

Class F and Class 529-F*        None           None                             None

Class R-1*, Class R-2,          None           None                             None
Class R-3*, Class R-4*                                                          * As of May 31, 2002, there were no Class 529-F,
Class R-1, Class R-3 or Class R-4 shares outstanding.
and Class R-5


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation or depreciation of certain investments in non-U.S. securities; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of May 31, 2002, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $8,202,068,000.

As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                 (dollars in thousands)

Accumulated net investment loss and currency losses              $(4,749)

Accumulated short-term losses                                    (340,167)

Accumulated long-term losses                                     (229,233)

Gross unrealized appreciation                                    1,406,585

Gross unrealized depreciation                                    (2,080,838)


Accumulated short-term losses above include a capital loss carryforward of $187,487,000 expiring in 2009. The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains
The tax character of distributions paid was as follows (dollars in thousands):

Year ended November 30, 2001
                                                           Distributions
                                                           from ordinary
                                                                  income                       Distributions              Total
                                                          Net investment     Short-term       from long-term      distributions
                                                              income and        capital        capital gains               paid
Share class                                               currency gains          gains
Class A                                                              -              -           $  1,229,556        $ 1,229,556
Class B                                                              -              -                 10,346             10,346
Total                                                                -              -           $  1,239,902        $ 1,239,902

No distributions were paid through
the six month ended May 31, 2002.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES- The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the six months ended May 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.405% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses which are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

SHARE CLASS                             CURRENTLY APPROVED LIMITS          PLAN LIMITS

Class A                                 0.25%                              0.25%

Class 529-A                             0.25                               0.50

Class B and Class 529-B                 1.00                               1.00

Class C, Class 529-C and                1.00                               1.00
Class R-1

Class R-2                               0.75                               1.00

Class 529-E and Class R-3               0.50                               0.75

Class F, Class 529-F and                0.25                               0.50
Class R-4


All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

For Class A and Class 529A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. As of May 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $4,000 for Class 529-A. There were no unreimbursed expenses which remain subject to reimbursement for Class A.

TRANSFER AGENT SERVICES - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class may also pay AFS additional amounts payable for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.

Expenses under the agreements described above for the six months ended May 31, 2002, were as follows (dollars in thousands):


SHARE CLASS           DISTRIBUTION           TRANSFER AGENT SERVICES          ADMINISTRATIVE SERVICES
                      SERVICES

Class A               $9,614                 $6,734                           Not applicable

Class B               577                    119                              Not applicable

Class C               98                     Not applicable                   $21

Class F               10                     Not applicable                   9

Class 529-A           2                      Not applicable                   2

Class 529-B           1                      Not applicable                   -*

Class 529-C           2                      Not applicable                   1

Class 529-E           - *                    Not applicable                   -*

Class R-2             -                      Not applicable                   -

Class R-5             Not applicable         Not applicable                   2


*Amount less than 1,000. 0
DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS
Capital share transactions in the fund were as follows (dollars and shares in thousands):

Six months ended May 31, 2002


Share class                                                                                          Sales
                                                                                                    Amount       Shares
Class A                                                                                     $      453,933       25,529
Class B                                                                                             21,498        1,232
Class C                                                                                             16,885          972
Class F                                                                                              7,560          428
Class 529-A(1)                                                                                       4,857          276
Class 529-B(1)                                                                                         691           40
Class 529-C(1)                                                                                       1,154           66
Class 529-E(1)                                                                                          94            5
Class R-2(2)                                                                                             2          -*
Class R-5(2)                                                                                        31,858        1,812
Total net increase (decrease) in fund                                                       $      538,532       30,360

                                                                                          Reinvestments of
                                                                                             dividends and
Share class                                                                                  distributions
                                                                                                    Amount       Shares

Class A                                                                                                -            -
Class B                                                                                                -            -
Class C                                                                                                -            -
Class F                                                                                                -            -
Class 529-A(1)                                                                                         -            -
Class 529-B(1)                                                                                         -            -
Class 529-C(1)                                                                                         -            -
Class 529-E(1)                                                                                         -            -
Class R-2(2)                                                                                           -            -
Class R-5(2)                                                                                           -            -
Total net increase (decrease) in fund                                                                  -            -



Share class                                                                                    Repurchases
                                                                                                    Amount       Shares

Class A                                                                                     $     (764,150)     (43,159)
Class B                                                                                             (7,260)        (417)
Class C                                                                                             (5,941)        (340)
Class F                                                                                             (3,957)        (224)
Class 529-A(1)                                                                                         (55)          (3)
Class 529-B(1)                                                                                          (1)         -*
Class 529-C(1)                                                                                          (1)         -*
Class 529-E(1)                                                                                         -*           -*
Class R-2(2)                                                                                           -*           -*
Class R-5(2)                                                                                          (676)         (39)
Total net increase (decrease) in fund                                                       $     (782,041)     (44,182)


                                                                                            Net (decrease)
Share class                                                                                      increase
                                                                                                    Amount       Shares

Class A                                                                                     $     (310,217)     (17,630)
Class B                                                                                             14,238          815
Class C                                                                                             10,944          632
Class F                                                                                              3,603          204
Class 529-A(1)                                                                                       4,802          273
Class 529-B(1)                                                                                         690           40
Class 529-C(1)                                                                                       1,153           66
Class 529-E(1)                                                                                          94            5
Class R-2(2)                                                                                             2          -*
Class R-5(2)                                                                                        31,182        1,773
Total net increase (decrease) in fund                                                       $     (243,509)     (13,822)


Year ended November 31, 2001



Share class                                                                                          Sales
                                                                                                    Amount       Shares
Class A                                                                                     $    1,160,310       56,790
Class B                                                                                             59,153        2,921
Class C(3)                                                                                          21,833        1,192
Class F(3)                                                                                          10,219          538
Total net increase (decrease) in fund                                                       $    1,251,515       61,441


                                                                                          Reinvestments of
                                                                                             dividends and
Share class                                                                                  distributions
                                                                                                    Amount       Shares
Class A                                                                                     $    1,179,153       51,899
Class B                                                                                             10,177          451
Class C(3)                                                                                             -            -
Class F(3)                                                                                             -            -
Total net increase (decrease) in fund                                                       $    1,189,330       52,350



Share class                                                                                    Repurchases
                                                                                                    Amount       Shares
Class A                                                                                     $   (1,607,019)     (81,525)
Class B                                                                                            (11,816)        (612)
Class C(3)                                                                                          (5,682)        (334)
Class F(3)                                                                                          (2,984)        (154)
Total net increase (decrease) in fund                                                       $   (1,627,501)     (82,625)



Share class                                                                                   Net increase
                                                                                                    Amount       Shares
Class A                                                                                     $      732,444       27,164
Class B                                                                                             57,514        2,760
Class C(3)                                                                                          16,151          858
Class F(3)                                                                                           7,235          384
Total net increase (decrease) in fund                                                       $      813,344       31,166

*Amount less than $1,000.
(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(2) Class R-2 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


6. RESTRICTED SECURITIES
The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of May 31, 2002, the total value of restricted securities was $284,307,000, which represents 3.78% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
The fund made purchases and sales of investment securities, excluding short-term securities, of $1,178,302,000 and $1,345,226,000, respectively, during the six months ended May 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended May 31, 2002, the custodian fee of $517,000 includes $4,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights (1)




                                                                                  Net asset
                                                                                      value,
                                                                                   beginning
                                                                                   of period
Class A:
 Six months ended 5/31/2002 (2)                                                    $   18.01
 Year ended 11/30/2001                                                                  24.69
 Year ended 11/30/2000                                                                  29.90
 Year ended 11/30/1999                                                                  23.65
 Year ended 11/30/1998                                                                  20.92
 Year ended 11/30/1997                                                                  18.50
Class B:
 Six months ended 5/31/2002 (2)                                                         17.75
 Year ended 11/30/2001                                                                  24.56
 Period from 3/15/2000 to 11/30/2000                                                    31.27
Class C:
 Six months ended 5/31/2002 (2)                                                         17.70
 Period from 3/15/2001 to 11/30/2001                                                    19.75
Class F:
 Six months ended 5/31/2002 (2)                                                         17.98
 Period from 3/15/2001 to 11/30/2001                                                    19.92
Class 529-A:
 Period from 2/15/2002 to 5/31/2002 (2)                                                 17.14
Class 529-B:
 Period from 2/19/2002 to 5/31/2002 (2)                                                 16.76
Class 529-C:
 Period from 2/21/2002 to 5/31/2002 (2)                                                 16.55
Class 529-E:
 Period from 3/15/2002 to 5/31/2002 (2)                                                 18.26
Class R-2:
 Period from 5/31/2002 to 5/31/2002 (2)                                                 17.02
Class R-5:
 Period from 5/15/2002 to 5/31/2002 (2)                                                 17.58

                                                                               Income from              investment      operations
                                                                                                                Net
                                                                                                            (losses)
                                                                                                            gains on
                                                                                        Net               securities
                                                                                  investment                   (both      Total from
                                                                                      (loss)            realized and      investment
                                                                                  income (3)         unrealized) (3)      operations
Class A:
 Six months ended 5/31/2002 (2)                                                 ($0.01)                 ($0.98)              ($0.99)
 Year ended 11/30/2001                                                             .01                   (3.76)               (3.75)
 Year ended 11/30/2000                                                             .12                   (2.01)               (1.89)
 Year ended 11/30/1999                                                             .10                    8.83                 8.93
 Year ended 11/30/1998                                                             .13                    4.44                 4.57
 Year ended 11/30/1997                                                             .12                    3.57                 3.69
Class B:
 Six months ended 5/31/2002 (2)                                                   (.08)                   (.96)               (1.04)
 Year ended 11/30/2001                                                            (.16)                  (3.72)               (3.88)
 Period from 3/15/2000 to 11/30/2000                                              (.06)                  (6.65)               (6.71)
Class C:
 Six months ended 5/31/2002 (2)                                                   (.07)                   (.97)               (1.04)
 Period from 3/15/2001 to 11/30/2001                                              (.16)                  (1.89)               (2.05)
Class F:
 Six months ended 5/31/2002 (2)                                                   (.01)                   (.98)                (.99)
 Period from 3/15/2001 to 11/30/2001                                              (.04)                  (1.90)               (1.94)
Class 529-A:
 Period from 2/15/2002 to 5/31/2002 (2)                                          - (4)                    (.12)                (.12)
Class 529-B:
 Period from 2/19/2002 to 5/31/2002 (2)                                           (.04)                    .26                  .22
Class 529-C:
 Period from 2/21/2002 to 5/31/2002 (2)                                           (.03)                    .46                  .43
Class 529-E:
 Period from 3/15/2002 to 5/31/2002 (2)                                          - (4)                   (1.25)               (1.25)
Class R-2:
 Period from 5/31/2002 to 5/31/2002 (2)                                              -                       -                    -
Class R-5:
 Period from 5/15/2002 to 5/31/2002 (2)                                          - (4)                    (.56)                (.56)

                                                                             Dividends                     and        distributions



                                                                                   Dividends
                                                                                   (from net           Distributions
                                                                                  investment           (from capital
Total                                                                                   income)                  gains)
distributions
Class A:
 Six months ended 5/31/2002 (2)                                                   $ -                     $ -                  $ -
 Year ended 11/30/2001                                                              -                   (2.93)               (2.93)
 Year ended 11/30/2000                                                            (.14)                  (3.18)               (3.32)
 Year ended 11/30/1999                                                            (.14)                  (2.54)               (2.68)
 Year ended 11/30/1998                                                            (.12)                  (1.72)               (1.84)
 Year ended 11/30/1997                                                            (.14)                  (1.13)               (1.27)
Class B:
 Six months ended 5/31/2002 (2)                                                     -                       -                     -
 Year ended 11/30/2001                                                              -                   (2.93)               (2.93)
 Period from 3/15/2000 to 11/30/2000                                                -                       -                    -
Class C:
 Six months ended 5/31/2002 (2)                                                     -                       -                     -
 Period from 3/15/2001 to 11/30/2001                                                -                       -                    -
Class F:
 Six months ended 5/31/2002 (2)                                                     -                       -                     -
 Period from 3/15/2001 to 11/30/2001                                                -                       -                    -
Class 529-A:
 Period from 2/15/2002 to 5/31/2002 (2)                                             -                       -                    -
Class 529-B:
 Period from 2/19/2002 to 5/31/2002 (2)                                             -                       -                    -
Class 529-C:
 Period from 2/21/2002 to 5/31/2002 (2)                                             -                       -                    -
Class 529-E:
 Period from 3/15/2002 to 5/31/2002 (2)                                             -                       -                    -
Class R-2:
 Period from 5/31/2002 to 5/31/2002 (2)                                             -                       -                    -
Class R-5:
 Period from 5/15/2002 to 5/31/2002 (2)                                             -                       -                    -






                                                                                Net asset                               Net assets,
                                                                               value, end                  Total       end of period
                                                                              of period               return(5)        (in millions)
Class A:
 Six months ended 5/31/2002 (2)                                              $   17.02                  (5.50)%              $7,342
 Year ended 11/30/2001                                                           18.01                  (17.67)                8,086
 Year ended 11/30/2000                                                           24.69                   (7.44)               10,418
 Year ended 11/30/1999                                                           29.90                   41.71                 9,522
 Year ended 11/30/1998                                                           23.65                   23.73                 6,039
 Year ended 11/30/1997                                                           20.92                   21.64                 4,804
Class B:
 Six months ended 5/31/2002 (2)                                                  16.71                   (5.86)                  117
 Year ended 11/30/2001                                                           17.75                  (18.36)                  111
 Period from 3/15/2000 to 11/30/2000                                             24.56                  (21.46)                   85
Class C:
 Six months ended 5/31/2002 (2)                                                  16.66                   (5.88)                   25
 Period from 3/15/2001 to 11/30/2001                                             17.70                  (10.38)                   15
Class F:
 Six months ended 5/31/2002 (2)                                                  16.99                   (5.51)                   10
 Period from 3/15/2001 to 11/30/2001                                             17.98                   (9.74)                    7
Class 529-A:
 Period from 2/15/2002 to 5/31/2002 (2)                                          17.02                    (.70)                    5
Class 529-B:
 Period from 2/19/2002 to 5/31/2002 (2)                                          16.98                    1.31                     1
Class 529-C:
 Period from 2/21/2002 to 5/31/2002 (2)                                          16.98                    2.60                     1
Class 529-E:
 Period from 3/15/2002 to 5/31/2002 (2)                                          17.01                   (6.84)               - (6)
Class R-2:
 Period from 5/31/2002 to 5/31/2002 (2)                                          17.02                       -                - (6)
Class R-5:
 Period from 5/15/2002 to 5/31/2002 (2)                                          17.02                   (3.19)                   30




                                                                                                           Ratio of
                                                                                   Ratio of                      net
                                                                                    expenses            (loss)income
                                                                                  to average              to average
                                                                                  net assets              net assets
Class A:
 Six months ended 5/31/2002 (2)                                                     .89% (7)              (.10)% (7)
 Year ended 11/30/2001                                                                   .82                     .02
 Year ended 11/30/2000                                                                   .81                     .42
 Year ended 11/30/1999                                                                   .78                     .42
 Year ended 11/30/1998                                                                   .79                     .60
 Year ended 11/30/1997                                                                   .81                     .66
Class B:
 Six months ended 5/31/2002 (2)                                                     1.67 (7)               (.88) (7)
 Year ended 11/30/2001                                                                  1.63                    (.81)
 Period from 3/15/2000 to 11/30/2000                                                1.58 (7)               (.29) (7)
Class C:
 Six months ended 5/31/2002 (2)                                                     1.69 (7)               (.86) (7)
 Period from 3/15/2001 to 11/30/2001                                                1.86 (7)              (1.19) (7)
Class F:
 Six months ended 5/31/2002 (2)                                                      .92 (7)               (.11) (7)
 Period from 3/15/2001 to 11/30/2001                                                1.00 (7)               (.34) (7)
Class 529-A:
 Period from 2/15/2002 to 5/31/2002 (2)                                                  .29                     .02
Class 529-B:
 Period from 2/19/2002 to 5/31/2002 (2)                                                  .50                    (.20)
Class 529-C:
 Period from 2/21/2002 to 5/31/2002 (2)                                                  .48                    (.19)
Class 529-E:
 Period from 3/15/2002 to 5/31/2002 (2)                                                  .26                    (.03)
Class R-2:
 Period from 5/31/2002 to 5/31/2002 (2)                                                    -                       -
Class R-5:
 Period from 5/15/2002 to 5/31/2002 (2)                                                  .03                     .01




                                                                                  Six months
Supplemental data - all classes                                                        ended
                                                                                     May 31,
                                                                                     2002(2)

Portfolio turnover rate                                                                   16%

                                                                                        Year            ended          November 30
                                                                                        2001            2000                 1999

                                                                                          41%            54%                  48%


                                                                                        1998             1997

                                                                                          39%             32%



(1) Based on operations for the period shown
(unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Unaudited.
(3) Years ended 1999, 1998 and 1997 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(4) Amount less than one cent.
(5) Total returns exclude all sales charges, including contingent deferred sales charges.
(6) Amount less than 1 million.
(7) Annualized.

Other share class results unaudited
Class B, Class C, Class F, Class 529 and Class R
Returns for periods ended June 30, 2002
(the most recent calendar quarter):

                                                                       1 YEAR         LIFE OF CLASS

CLASS B SHARES

Reflecting applicable contingent deferred

sales charge (CDSC), maximum of 5%,

payable only if shares are sold within

six years of purchase

Average annual compound return                                         -              -24.55%/1/

Total return                                                           -30.57%        -47.59%/1/

 ot reflecting CDSC

Average annual compound return                                         -              -23.36%/1/

Total return                                                           -26.92%        -45.67%/1/

CLASS C SHARES

Reflecting CDSC, maximum of 1%,

payable only if shares are sold

within one year of purchase

Average annual compound return                                         -              -19.16%/2/

Total return                                                           -27.67%        -24.05%/2/

Not reflecting CDSC

Average annual compound return                                         -              -19.16%/2/

Total return                                                           -26.94%        -24.05%/2/

CLASS F SHARES

Not reflecting annual asset-based

fee charged by sponsoring firm

Average annual compound return                                         -              -18.46%/2/

Total return                                                           -26.41%        -23.19%/2/


CLASS 529 AND CLASS R SHARES

Results for Class 529 and Class R shares are not shown because of the brief time between their introductions on February 15, 2002, and May 15, 2002, respectively, and the end of the period.

/1/ From March 15, 2000, when Class B shares were first sold.
/2/ From March 15, 2001, when Class C and Class F shares were first sold.

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The right choice for the long term(sm)

OFFICES OF THE FUND AND OF THE INVESTMENT
ADVISER, CAPITAL RESEARCH AND MANAGEMENT
COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in The New Economy Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.81% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.80% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.03% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust
Litho in USA BDC/L/5660
Lit. No. NEF-013-0702
Printed on recycled paper